Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT

I, John Stephens, Senior Vice President and Chief Operating Officer, of Biofield Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-SSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (3) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 15, 2005                  By: /s/ JOHN D. STEPHENS
                                           -------------------------------------
                                           John D. Stephens
                                           Senior Vice President and Chief
                                           Operating Officer
                                           (Principal Accounting and Financial
                                           Officer)

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